UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 1, 2007

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

California	000-27465	95-4691878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

911 Ranch Road 620 N, Suite 204
Austin, TX 78734
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (512) 266 - 2000

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 1, 2007, the Board of Directors of Innovative Software Technologies, Inc. (the "Company") approved the Company's dismissal of Mayer Hoffman McCann P.C. ("MHM") as independent auditors for the Company and its subsidiaries.

MHM’s reports on the Company's financial statements for the prior year did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. MHM’s report for the year ended March 31, 2007 was modified to include an emphasis regarding uncertainty about our ability to continue as a going concern.

There have been no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(iv)(B) of Regulation S-B has occurred with respect to MHM.

The Company provided to MHM the disclosure contained in this Form 8-K and requested MHM to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from MHM is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

(b) On November 1, 2007, the Board of Directors approved the Company's engagement of PMB Helin Donovan, LLP ("Helin") as independent auditors for the Company and its subsidiaries. The Company engaged Helin on November 1, 2007.

Neither the Company nor anyone on its behalf consulted Helin regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
16.1	Letter of Mayer Hoffman McCann P.C., dated November 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

Date: November 5, 2007	By:	/s/ Philip D. Ellett
Philip D. Ellett
Chairman and CEO

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter of Mayer Hoffman McCann P.C., dated November 5, 2007